August 26, 1998



Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N. W.
Washington, D. C.  20549

Re:      Hibernia Corporation
         Current Report on Form 8-K
         Commission File No. 1-10294

Dear Sirs:

         Pursuant to rules and regulations adopted under the Securities Exchange Act of 1934, as amended (the "Act"), transmitted hereby for filing, on behalf of Hibernia Corporation (the "Company"), is a Current Report on Form 8-K.

         Pursuant to Section 13(a) of the Act, by copy hereof we are filing with the New York Stock Exchange, the national securities exchange on which the Common Stock of the Company is listed and traded, two complete copies, including exhibits. Pursuant to General Instruction E to Form 8-K, one such complete copy being filed with the Exchange has been manually signed on behalf of the Company.

         Please call the undersigned at (504) 533-2486 if you have any questions concerning this filing.

                                    Very truly yours,

                                    Patricia C. Meringer

                                    /s/Patricia C. Meringer
                                    Corporate Counsel and
                                    Secretary

PCM/mch
Enclosure

cc:      Joseph Lomnicky
         Ron E. Samford, Jr.
         Paul M. Haygood

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     August 26, 1998
                                                 -----------------
                                                     July 30, 1998



                              Hibernia Corporation
               (Exact name of issuer as specified in its charter)




 Louisiana                 1-10294           72-0724532
(State or other          (Commission         (IRS Employer
jurisdiction of          File Number)        Identification No.)
organization)



313 Carondelet Street, New Orleans, Louisiana      70130
(Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code (504) 533-5333


Item 5.   Other Events.

         On July 30, 1998, Hibernia Corporation announced that it had signed a definitive agreement to merge with $244-million-asset First Guaranty Bank, a transaction that would allow Hibernia to expand its coverage of Northeast Tangipahoa Parish. The merger, which is subject to approvals by regulators and shareholders of First Guaranty Bank, should be completed by year-end.


                                  EXHIBIT INDEX

Exhibit                                                Page
Number              Description                        Number

28.39        News Release issued by the Registrant
               on July 30, 1998                          3


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HIBERNIA CORPORATION
                                  (Registrant)


Date:  August 26, 1998            By: _____________________
                                     Patricia C. Meringer
                                     Corporate Counsel and
                                     Secretary


EXHIBIT 28.40
Page 1

                              N E W S R E L E A S E

MEDIA INQUIRIES:
Jim Lestelle - Manager, Corporate Communications          For IMMEDIATE Release
Office: (504) 533-5482; Home: (504) 488-8826              July 30, 1998
E-mail: jlestelle@hiberniabank.com

Trisha Voltz  -- Manager, Investor Relations
Office: (504) 533-2180; Home: (504) 837-8287
E-mail: tvoltz@hiberniabank.com

                    MERGER AGREEMENT WITH FIRST GUARANTY BANK
             WOULD GIVE HIBERNIA LEADING SHARE IN TANGIPAHOA PARISH

         NEW ORLEANS -- Hibernia Corporation today announced it has signed a definitive agreement to merge with $244-million-asset First Guaranty Bank, a transaction that would make Hibernia the deposit market share leader in Tangipahoa Parish, which links the Baton Rouge and New Orleans areas and is one of the fastest-growing parishes in Louisiana.
     Headquartered  in Hammond,  First  Guaranty has six locations in Tangipahoa
Parish: two in Hammond and one each in Amite, Independence, Kentwood and Ponchatoula. Founded in 1934, First Guaranty has a 29% deposit market share, the largest in the parish.
         The merger would give Hibernia the leading share and its first full-service banking presence in Tangipahoa Parish. Hibernia has operated a mortgage banking and brokerage office in Hammond since July 1997.
         "First Guaranty has the leading share in the second-largest parish where we currently don't have a banking office," said Stephen A. Hansel, Hibernia president and CEO. "The bank's strength is rooted in its commitment to service and sales excellence, qualities we look for in a merger partner."
         Hammond is home to Southeastern Louisiana University and its 15,000 students and faculty. The Tangipahoa Parish economy is diverse, with a strong agricultural, distribution and retail base. The parish also is the site of a growing medical community, anchored by North Oaks Health System, which has more than 1,900 employees and more than 100 medical staff.
     "With this merger, Hibernia would have a presence all along the growing Interstate 12 and Interstate 55 corridors in Louisiana," said J. Herbert Boydstun, Hibernia's Southwest Region chairman. "Tangipahoa Parish is adjacent to St. Tammany, Washington and Livingston parishes, where Hibernia has full-service locations and the leading market shares."
         "Hibernia has earned a solid reputation for preserving the hometown-banking atmosphere that its merger partners worked so hard to create," said Marshall Reynolds, chairman of First Guaranty. "Our customers will benefit from Hibernia's wide range of products and services delivered by the same local bankers who have served them well for many years."
         In addition to financial services innovations and personal service, Hansel pointed to Hibernia's support for communities where customers and employees live and work. "Hibernia is an excellent corporate citizen. This year, we'll give almost $3.4 million to organizations that improve the quality of life for us all."
         Don Ayres, currently president and CEO of First Guaranty, will be leaving to work in another capacity for Reynolds' other banking interests. "I've enjoyed being a part of the growth at First Guaranty and am pleased it has chosen to partner with Hibernia," Ayres said.
         Longtime Hammond banker Stanley M. Dameron will serve as Hibernia's Tangipahoa Parish president following completion of the merger. He is currently a senior vice president and the senior loan officer for First Guaranty. "Hibernia is committed to the economic growth of the markets it serves and is a good corporate citizen," said Dameron. "I look forward to leading the effort to bring a broader range of products and services to our market and to ensure a smooth transition as First Guaranty becomes part of Hibernia."
         First Guaranty shareholders would receive 1.33 shares of Hibernia common stock for each common share of First Guaranty outstanding on the merger date. The tax-free pooling of interests is valued at approximately $76 million. In addition, preferred shares of First Guaranty would be redeemed for approximately $2 million in cash. The merger, which is subject to approvals by regulators and by shareholders of First Guaranty, should be completed near the end of the year.
         The name of the bank will be changed to Hibernia in the spring of 1999 when its computer system is converted to Hibernia's. Customers of First Guaranty Bank should continue using their checks, making loan payments and conducting other transactions as usual.
         Following completion of this merger and another with MarTex Bancshares, Inc., in northeast Texas, Hibernia would be a $13.4-billion-asset organization with 251 banking locations in 34 Louisiana parishes and 12 Texas counties. It would be either first, second or third in deposit market share in 32 Louisiana parishes and five Texas counties. Hibernia's Louisiana markets represent 82% of the state's population and 86% of its deposits. Its statewide Louisiana deposit and loan market shares would be 22% and 24%, respectively.
         The company's common stock (HIB) is listed on the New York Stock Exchange. Hibernia news releases, product-and-service information and other useful data can be accessed through the company's internet site at http://www.hiberniabank.com. Requests for information about Hibernia products and services can be e-mailed to mailus@hiberniabank.com.
                                  # # #

------------------------------------------------------------------------------------------------------------------------------------
HIBERNIA'S MERGER ACTIVITY
------------------------------------------------------------------------------------------------------------------------------------
25 announced or completed transactions
Pending: 2
------------------------------------------------------------------------------------------------------------------------------------
NAME (expected completion date)                    LOCATION                ASSETS#        OFFICES
-----------------------------------------------------------------------------------------------------------------------------------
First Guaranty Bank (year-end 1998)                Southeast Louisiana     $244              6
-----------------------------------------------------------------------------------------------------------------------------------
MarTex Bancshares, Inc. (1Q 1999) .                Northeast Texas         $320              9
-----------------------------------------------------------------------------------------------------------------------------------

Completed: 23
-----------------------------------------------------------------------------------------------------------------------------------
NAME (date merger was completed)                   LOCATION                ASSETS* #      OFFICES*
-----------------------------------------------------------------------------------------------------------------------------------
Peoples Holding Corp. (7/1/98) .................   Northwest Louisiana      $228             9
-----------------------------------------------------------------------------------------------------------------------------------
Firstshares of Texas, Inc. (3/15/98) ...........   Northeast Texas          $284             5
-----------------------------------------------------------------------------------------------------------------------------------
ArgentBank (2/1/98) ............................   Southcentral Louisiana   $805            18
-----------------------------------------------------------------------------------------------------------------------------------
First National Bank in Mansfield (1/1/98) ......   Northwest Louisiana      $101             5
-----------------------------------------------------------------------------------------------------------------------------------
OrangeBank (11/7/97) ...........................   Southeast Texas          $118             3
-----------------------------------------------------------------------------------------------------------------------------------
First National Bank of Paris (8/31/97) .........   Northeast Texas          $136             4
Collin County National Bank (8/31/97)
-----------------------------------------------------------------------------------------------------------------------------------
Texarkana National Bank (12/31/96) .............   Northeast Texas          $430            10
-----------------------------------------------------------------------------------------------------------------------------------
St. Bernard Bank and Trust (10/1/96) ...........   Suburban New Orleans     $244            11
-----------------------------------------------------------------------------------------------------------------------------------
Calcasieu Marine National Bank (8/26/96) .......   Southwest Louisiana      $759            21
-----------------------------------------------------------------------------------------------------------------------------------
Bunkie Bank & Trust Company (1/15/96) ..........   Central Louisiana        $106             5
-----------------------------------------------------------------------------------------------------------------------------------
First National Bank of Lake Providence (1/1/96)    Northeast Louisiana      $ 55             2
-----------------------------------------------------------------------------------------------------------------------------------
Bank of St. John (7/1/95) ......................   Southeast Louisiana      $116             4
-----------------------------------------------------------------------------------------------------------------------------------
Progressive Bank and Trust (7/1/95) ............   Southcentral Louisiana   $151             6
-----------------------------------------------------------------------------------------------------------------------------------
State Bank and Trust Company (5/1/95) ..........   Southeast Louisiana      $ 96             4
-----------------------------------------------------------------------------------------------------------------------------------
American Bank (3/1/95) .........................   Southeast Louisiana      $ 89             5
-----------------------------------------------------------------------------------------------------------------------------------
First State Bank and Trust Company (12/31/94) ..   Northshore New Orleans   $150             9
-----------------------------------------------------------------------------------------------------------------------------------
Pioneer Bank and Trust Co. (12/31/94) ..........   Northwest Louisiana      $357             9
-----------------------------------------------------------------------------------------------------------------------------------
First National Bank of Jefferson Parish (8/1/94)   Suburban New Orleans     $373             9
-----------------------------------------------------------------------------------------------------------------------------------
Southern National Bank at Tallulah (8/1/94) ....   Northeast Louisiana      $ 59             1
-----------------------------------------------------------------------------------------------------------------------------------
First National Bank of West Monroe (8/1/94) ....   Northeast Louisiana      $157             6
-----------------------------------------------------------------------------------------------------------------------------------
Bastrop National Bank (7/1/94) .................   Northeast Louisiana      $117             4
-----------------------------------------------------------------------------------------------------------------------------------
First Commercial Bank (7/1/94) .................   Southcentral Louisiana   $166             8
-----------------------------------------------------------------------------------------------------------------------------------
                                           TOTAL ADDED SINCE MID-1994       $5,661         173
-----------------------------------------------------------------------------------------------------------------------------------
* At merger.    # Dollars in millions.

LOUISIANA:
added through mergers
Assets:       $4.4 billion
Offices:      14
Parishes:     22

TEXAS:
added through mergers

Assets:        $1.3 billion
Offices:       31
Counties:      12